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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K
                                       --------


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                  Date of report (date of earliest event reported):
                                   October 2, 1997



                           IWL COMMUNICATIONS, INCORPORATED
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

              Texas                  0-22293                 76-0043882
         ---------------          ------------            ------------------
         (State or other          (Commission             (I.R.S. Employer
         jurisdiction of           File Number)           Identification No.)
         incorporation)


                          12000 Aerospace Avenue, Suite 200
                                 Houston, Texas  77034
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code (281) 482-0289
                                                         --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         See Exhibit 20.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (c)  Exhibit.

              20.1 Press Release, dated October 2, 1997, regarding the sale of the Company's interest in Kenwood Systems Group.









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                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IWL COMMUNICATIONS, INCORPORATED


October 6, 1997                        By: /s/ Byron M. Allen
                                          ------------------------------------
                                          Byron M. Allen
                                          President











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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

20.1 Press Release, dated October 2, 1997, regarding the sale of the Company's interest in Kenwood Systems Group.